Smith Barney Futures Management LLC
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated January 31, 2000 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures


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
                             Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                  January 2000


The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $955.52 per unit at the end of January, down 0.1% from the close of December.

With victory declared over the Y2K bug, global financial and commodity markets returned to either previously established trends or experienced sharp reversals from year-end price moves.

Gains were experienced primarily in energy trading, currencies, and short-term interest rates. The energy sector continued to trade higher on the back of colder weather in the Northeast and a surprisingly high degree of compliance with production limits by OPEC members. Inventories are down, demand and anxiety up. Crude and heating oil markets were the primary drivers of positive results.

As the U.S. economy continued to outperform global economies, the U.S. dollar rose to new contract highs against the euro, the British pound and the Japanese yen. Long positions provided profits for the Fund's advisors. Rising expectations for higher short-term interest rates also helped short positions in U.S. interest rate contract positions. Inflationary rumblings carried over to the global equity markets which resulted in trading losses for global stock market indices. Losses were also experienced in positions in various segments of the U.S. equity market indices.

The metals and grains markets were mixed with slight gains in precious and base metals offset by losses in agricultural positions.


Smith Barney Futures Management LLC


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

                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                            For the Period January 1,
                            Through January 31, 2000

                                                 Percent
                                                of Average
                                                Net Assets

Realized losses from trading       $(1,870,179)     (2.11)%
Change in unrealized gains/losses
   from trading                      2,337,519       2.63
                                   -----------     ------
                                       467,340       0.52
Less, Brokerage commissions
   and clearing fees ($9,187)          447,475       0.50
                                   -----------     ------
Net realized and unrealized
   gains                                19,865       0.02
Interest Income                        315,872       0.36
                                   -----------      ------
                                       335,737       0.38
                                  ------------      ------

Less, Expenses:
  Management fees                      155,666       0.18
  Incentive fees                       210,517       0.24
  Other expenses                        15,464       0.01
                                   -----------       ------
                                       381,647       0.43
                                    ----------       -----
Net Loss                               (45,910)     (0.05)%
                                                    ======

Additions (125.4784 G.P. units
at December 31, 1999 net asset
value per unit of $956.34)             120,000
Additions (4,516.1762 L.P. units
at December 31, 1999 net asset
value per unit of $956.34)           4,319,000
Redemptions (1,234.5566 L.P.
units at January 31, 2000 net
asset value per unit of $955.52)    (1,179,644)
                                    -----------
Increase in net assets               3,213,446
Net assets, December 31, 1999       87,220,671
                                    -----------
Net assets, January 31, 2000       $90,434,117
                                   ===========
Net asset value per unit
 ($90,434,117/94,988.0992 units)      $ 952.06
                                      ========
Redemption value per unit (Note 1)    $ 955.52
                                      ========

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $955.52.

The net asset value per unit of $952.06 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney Global
Diversified Futures Fund L.P.

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